UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 18, 2009
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 18, 2009, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2009 entitled “HP Reports First Quarter 2009 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit financial results, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets and certain segment financial results for the fiscal quarter ended January 31, 2009 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended January 31, 2009 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

At the beginning of each fiscal year, HP conducts a review of its financial reporting structure and determines whether changes should be made to align its financial reporting more closely with its business structure. As a result of HP’s fiscal 2009 review, HP has implemented certain fiscal 2009 organizational realignments. To provide improved visibility and comparability, HP has reflected these realignments in prior periods on an as-if basis.  These realignments resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments, and, with respect to the fourth quarter of fiscal 2008, certain stock-based compensation costs previously allocated to the Services segment were reclassified to unallocated corporate costs.  Revenue also was transferred among the business units within the Services, HP Software, Imaging and Printing Group and Personal Systems Group segments.  In addition, certain costs previously reported as costs of sales were reclassified as selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.  None of these changes impacts HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

As a result of these changes, HP released modified quarterly and year-to-date consolidated condensed statements of earnings and segment financial results for fiscal 2007 and 2008, which are attached hereto as Exhibit 99.3. Exhibit 99.3 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act. In addition, HP released revised segment and business unit revenue for fiscal 2007 and 2008, which are attached hereto as Exhibit 99.4.  Exhibit 99.4 is furnished herewith and shall not be deemed “filed” for purposed of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1

Text of HP’s press release relating to its fiscal quarter ended January 31, 2009, entitled “HP Reports First Quarter 2009 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, segment financial results, business unit revenue, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for its fiscal quarter ended January 31, 2009 (filed herewith).

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings and segment financial results for fiscal 2008 and 2007 (filed herewith).

Exhibit 99.4	HP's revised segment and business unit revenue for fiscal 2007 and 2008 (furnished herewith).

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 18, 2009	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1

Text of HP’s press release relating to its fiscal quarter ended January 31, 2009 entitled “HP Reports First Quarter 2009 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information (furnished herewith).

Exhibit 99.2	HP’s GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, and segment information for its fiscal quarter ended January 31, 2009 (filed herewith).

Exhibit 99.3	HP’s revised consolidated condensed statements of earnings and segment financial results for fiscal 2008 and 2007 (filed herewith).

Exhibit 99.4	HP's revised segment and business unit revenue for fiscal 2007 and 2008 (furnished herewith).